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                               WAVE SYSTEMS CORP.
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                               WAVE SYSTEMS CORP.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 17, 1997


TO THE STOCKHOLDERS:

         The  Annual  Meeting  of   Stockholders  of  Wave  Systems  Corp.  (the
"Company") will be held Thursday, July 17, 1997 at the offices of the Company, 540 Madison Avenue, New York, New York, for the following purposes:

               1. To elect six directors to hold office until the next Annual Meeting and until their successors are duly elected and qualified;

               2. To consider and act upon a proposal to approve an Amendment to the Restated Certificate of Incorporation of the Company to increase the number of shares of Class A Common Stock that the Company shall have authority to issue from 25 million to 50 million shares;

               3. To consider and act upon a proposal to amend the Company's 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder by 1,000,000 shares;

               4. To consider and act upon a proposal to approve the Company's 1996 Performance Stock Option Plan;

               5. To consider and act upon a proposal to issue to the holder of the outstanding shares of the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock that number of shares of Class A Common Stock that equals or exceeds 20% of that number of shares of outstanding common stock of the Company as at December 27, 1996 or May 30, 1997;

               6. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1997; and

               7. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on Friday, June 13, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and at any adjournments or postponements thereof.

                                           By Order of the Board of Directors,



                                           James Stokes Hatch
                                           Secretary

Lee, Massachusetts
June __, 1997

                             YOUR VOTE IS IMPORTANT
   If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please complete, sign, date and return promptly the enclosed proxy card in the enclosed postage-paid envelope.

                               WAVE SYSTEMS CORP.



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 17, 1997

General

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Wave Systems Corp., a Delaware corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, July 17, 1997, commencing at 4:00 P.M., at the offices of the Company, 540 Madison Avenue, New York, New York, and at any adjournments or postponements thereof. The matters to be considered and acted upon at the meeting are described below in this Proxy Statement.

     The principal executive offices of the Company are located at 480 Pleasant Street, Lee, Massachusetts 01238. The approximate mailing date of this Proxy Statement and the accompanying proxy is June 23, 1997.


Voting Rights and Votes Required

     Only stockholders of record at the close of business on Friday, June 13, 1997 will be entitled to notice of and to vote at the Annual Meeting. As of such record date, the Company had outstanding _________ shares of Class A Common Stock and _________ shares of Class B Common Stock. Each stockholder is entitled to one vote for each share of common stock held on the matters to be considered at the Annual Meeting. The holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

     The affirmative vote of the holders of a plurality of the shares of common stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting and entitled to vote is required for the approval of the Amendment to the Restated Certificate of Incorporation to increase the authorized amount of Class A Common Stock from 25 million to 50 million shares, for the approval of the Amendment to the 1994 Stock Option Plan, for the approval of the 1996 Performance Stock Option Plan, for the approval of the issuance of shares of Class A Common Stock to the holder of the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock, and for the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1997. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter will have the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the meeting.



                            1. ELECTION OF DIRECTORS

     At the Annual Meeting, six directors are to be elected, each to hold office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" the election as directors of each of the following nominees. In the event that any nominee declines or is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors has no reason to believe that any of the nominees will not be available to serve. Set forth below is certain information concerning each nominee. Each nominee is currently a director of the Company.

                                             Business Experience and Principal Occupation or      Director
Name and Age                               Employment During Past 5 Years; Other Directorships      Since
------------                             -------------------------------------------------------  --------

Peter J. Sprague(1)(4)..............     Chairman of the Company since 1988 and Chief  Executive    1988
  57                                     Officer of the  Company  since July 1991;  Chairman  of
                                         National Semiconductor  Corporation from 1965 until May
                                         1995;  Director of  Software  Professionals,  Inc.  and
                                         Pantepec  International,  Inc.;  Trustee  of the Strang
                                         Clinic;    Member   of   Academy    of    Distinguished
                                         Entrepreneurs, Babson College.

John E. Bagalay, Jr., Ph.D.(1)(2)(4)     Managing  Director  of  Community  Technology  Fund,  a    1993
  63                                     venture capital affiliate of Boston  University,  since
                                         September  1989;  General  Counsel  of  Lower  Colorado
                                         River  Authority  from October 1984 to September  1988;
                                         former General  Counsel of Texas  Commerce  Bancshares,
                                         Inc. and Houston  First  Financial  Group;  Director of
                                         Seragen,   Inc.,  Cytogen,   Inc.,  Hymedix,  Inc.  and
                                         several privately-held corporations.

Philippe Bertin(3)..................     Manager   of   Financiere   Wagram   Poncelet   (direct    1993
  47                                     marketing;  media)  since  December  1991;  Manager  of
                                         Midial S.A. (consumer goods) from 1984 until 1991.

George Gilder(4)....................     Senior  Fellow at the  Discovery  Institute in Seattle,    1993
  57                                     Washington;  author of nine books, including Life After
                                         Television,  Microcosm,  The  Spirit of Enterprise  and
                                         Wealth  and  Poverty;  contributing  editor  to  Forbes
                                         Magazine;  former  chairman  of  the Lehrman  Institute
                                         Economic  Roundtable;  former Program  Director for the
                                         Manhattan Institute;  recipient  of  White House  award
                                         for  Entrepreneurial  Excellence from President Reagan.

John E. McConnaughy, Jr. (1)(2)(3)(4)    Chairman   and   Chief   Executive   Officer   of  JEMC    1988
  67                                     Corporation (private  investments);  Chairman and Chief
                                         Executive Officer of Peabody International  Corporation
                                         (an environmental  services  company) from 1969 through
                                         1985;  Chairman  and Chief  Executive  Officer  of  GEO
                                         International  Corporation  (a nondestructive  testing,
                                         screen printing and oil  field services  company  which
                                         was  spun-off  from  Peabody)  from  February  1981  to
                                         October  1992;  Director   of   Riddell  Sports,  Inc.,
                                         Pantepec International, Inc., Commonwealth  Snack  Co.,
                                         Transact International,  Inc., De-Vlieg Bullard,  Inc.,
                                         Enviropur Waste Refining & Technologies, Inc., Oxigene,
                                         Inc. and Mego Financial Corp. Mr. McConnaughy is also a
                                         member of the Board of  Trustees of the Strang   Clinic
                                         and the  Chairman of the Board of the Harlem  School of
                                         the Arts.

Gene W. Ray, Ph.D.(3)...............     President and Chief  Executive  Officer and Director of    1993
  58                                     The  Titan   Corporation   (electronic   equipment  and
                                         communications systems manufacturer) since 1985.

(1) Member of Nominating Committee.
(2) Member of Compensation Committee.
(3) Member of Audit Committee
(4) Member of Executive Committee

     Dr. Gene W. Ray, a director,  President and Chief Executive  Officer of The
Titan  Corporation,   serves  as  a  director  of  the  Company  pursuant  to  a stockholders agreement between the Company and Titan.


Board and Committee Meetings; Directors' Compensation

     The Board of Directors met seven times during 1996. No director attended fewer than 75 percent of the aggregate number of meetings of the Board and the Board Committees on which such director served, except that Mr. Bertin attended 72 % of the Board meetings. The Board Committees include an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.

     The members of the Audit Committee are Messrs. Bertin, McConnaughy and Ray. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews the need for internal auditing procedures and the adequacy of the Company's internal control systems. In 1996, the Audit Committee held one meeting.

     The members of the Compensation Committee are Messrs. Bagalay and McConnaughy. The Compensation Committee administers the Company's stock option plans, and reviews and recommends compensation levels of the Company's executive officers. In 1996, the Compensation Committee held seven meetings.

     The members of the Nominating Committee are Messrs. Bagalay, McConnaughy and Sprague. The Nominating Committee establishes procedures for identifying potential candidates for appointment or election as directors, reviews and makes recommendations regarding the criteria for Board membership, and proposes nominees for election at the annual meeting and candidates to fill Board vacancies. The Nominating Committee will consider recommendations from any stockholder who is entitled to vote for the election of directors. Stockholders should send recommendations of candidates for nomination, in writing, no later than December 31, 1997 to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238. Recommendations must be accompanied by the consent of the individual being recommended to be nominated, to be elected and to serve. The submission also should include a statement of the candidate's business experience and other business affiliations. In 1996, the Nominating Committee held no meetings.

     At an organizational meeting of the Board of Directors on May 23, 1996, the Board of Directors provided for an Executive Committee. The members of the Executive Committee are Messrs. Bagalay, Gilder, McConnaughy and Sprague. The Executive Committee assists the Chairman of the Company in the absence of a meeting of all members of the Board of Directors. The Executive Committee brings material matters to the attention of the Board of Directors and prepares the deliberation process of the Board of Directors, thus accelerating vital decisions for the Company. However, the Board of Directors did not delegate its full power to the Executive Committee and asked that the Executive Committee include all members of the Board of Directors in major decisions affecting the Company. In 1996, the Executive Committee held no meetings.

     Directors presently receive no cash compensation for serving on the Board of Directors. Under the Company's Non-Employee Directors Stock Option Plan, each director who is not an employee of the Company receives an annual grant of options to purchase 10,000 shares of Class A Common Stock at fair market value. The options are granted upon re-election after the annual meeting of the stockholders and vest 25% after each three-month period following grant. Options terminate upon the earliest to occur of (i) subject to (ii) below, three months after the optionee ceases to be a director of the Company, (ii) one year after the death or disability of the optionee, and (iii) ten years after the date of grant. If there is a change of control of the Company, all outstanding stock options will become immediately exercisable.




Report of the Compensation Committee


General

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of non-employee directors. The current members of the Committee are Messrs. John E. Bagalay, Jr. and John E. McConnaughy, Jr. The Committee reviews and recommends to the Board of Directors compensation levels for the Company's executive officers, and administers the Company's stock option plans, including the awarding of grants thereunder.


Compensation Philosophy

     Executive compensation is heavily tied to corporate performance through the granting of stock options. As a development stage company, the Company has sought to contain costs with low cash salaries and bonuses.

     The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") since the Company has not and does not currently anticipate paying cash compensation in excess of $1 million per annum to any employee. The Company intends to administer its stock option plans in accordance with Section 162(m) of the Code.


Base Salaries and Bonuses for 1996

     Base salaries for 1996 remained substantially lower than levels in the competitive marketplace for executives with comparable experience, consistent with the Company's position as a development stage company. A bonus of $50,000 was awarded to Mr. Peter J. Sprague, Chairman and Chief Executive Officer, in recognition of corporate and individual performance.


Compensation of the Chief Executive Officer

     Compensation of the Chief Executive Officer was determined in accordance with the criteria set forth above. The Committee believes that CEO compensation was appropriately based upon the Company's financial position and performance.

                 John E. Bagalay, Jr.      John E. McConnaughy, Jr.


Performance Graph

         The following line graph compares the Company's cumulative total return to stockholders with the cumulative total return of the Nasdaq Market Value Index and the Computer Related Services SIC Code Index from August 31, 1994 (the date on which the Company's Class A Common Stock was first publicly traded) through December 31, 1996. These comparisons assume the investment of $100 on August 31, 1994 and the reinvestment of dividends.

                               Wave Systems Corp.
              Comparison of Cumulative Total Return to Stockholders
                    August 31, 1994 through December 31, 1996

         COMPARISON OF CUMULATIVE TOTAL RETURN TO STOCKHOLDERS AMONG WAVE SYSTEMS CORP., NASDAQ MARKET VALUE INDEX, AND COMPUTER RELATED SERVICES INDEX FROM AUGUST 31, 1994 THROUGH DECEMBER 31, 1996.


                    Wave Systems             Computer Related              NASDAQ Market
Date                    Corp.               Services Peer Group             Value Index
----                ------------            -------------------            -------------
9/30/94                100.00                      98.24                        98.90
12/30/94                60.00                      93.67                        96.91
3/31/95                 26.25                      79.56                        99.77
6/30/95                 67.50                      76.44                       109.15
9/29/95                 65.00                      90.51                       121.61
12/29/95                55.00                      79.09                       120.64
3/29/96                 68.75                     105.08                       126.21
6/28/96                 40.00                     112.77                       135.56
9/30/96                 30.00                     152.55                       139.30
12/31/96                43.75                     122.40                       145.85






Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms.

     Based solely upon a review of the copies of such forms furnished to the Company and, in certain cases, written representations that no Form 5 filings were required, the Company believes that, with respect to the 1996 fiscal year, all required Section 16(a) filings were made; Form 4 for John E. McConnaughy, Jr., the Company's outside director was filed late in connection with the sale of 30,000 shares of Class A Common Stock.


  2. AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER
                  OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

     The Board of Directors recommends that the shareholders approve the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 25 million to 50 million. At June 13, 1997, _________ shares of Class A Common Stock were outstanding. Thus there were _________ shares of Class A Common Stock available for issuance (or delivery from the treasury of the Company), and if the current proposal is adopted, this amount will be increased to _________ shares. If the proposed amendment is adopted, the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation will be amended to read as follows:

     FOURTH. (1) The total number of shares of stock which the Corporation shall have authority to issue is Sixty Five Million (65,000,000) shares divided into the following classes:

             (a) Fifty Million (50,000,000) shares of Class A Common stock with a par value of one cent ($0.01) per share;

             (b) Thirteen Million (13,000,000) shares of Class B Common Stock with a par value of one cent ($0.01) per share; and

             (c) Two Million (2,000,000) shares of Preferred Stock with a par value of one cent ($0.01) per share.

     The increase in authorized shares of Class A Common Stock would permit the Company to (i) sell shares for cash, (ii) continue the issuance of shares in connection with the Company's 1994 Stock Option Plan, (iii) issue shares in connection with the Company's 1996 Performance Stock Option Plan, and (iv) use the Class A Common Stock for other purposes, without the delay and expense of calling a special meeting of shareholders for such purpose. If the proposed increase in the amount of authorized shares of Class A Common Stock is approved, the shares could be issued by action of the Board of Directors, at any time and for any purpose, without further approval or action by the shareholders, subject to the provisions of the Restated Certificate of Incorporation and other applicable legal requirements. The Company currently plans to issue shares in connection with the Company's stock option plans and upon conversion of the Company's Outstanding Convertible Securities.

     The issuance of additional shares of Class A Common Stock in certain transactions and under certain circumstances could have the effect of discouraging or impeding an unfriendly attempt to acquire control of the Company. Shares of Class A Common Stock could be issued to persons, firms or entities known to be more favorable to management, thus creating possible voting impediments and assisting management to retain their positions. The Board of Directors is unaware of any pending or proposed effort to take control of the Company or to change management and there have been no contacts or negotiations with the Board of Directors in this connection.

     Shareholders have no preemptive rights to purchase any additional shares of Class A Common Stock which may be issued. Accordingly, the issuance of additional shares would likely reduce the percentage interest of current shareholders in the total outstanding shares. The terms of the additional shares of Class A Common Stock will be identical to those of the currently outstanding Class A Common Stock.

     An affirmative vote of the holders of the majority of shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 25 million to 50 million.

     The Board of Directors recommends that the shareholders vote "FOR" this proposed amendment to the Restated Certificate of Incorporation.

               3. AMENDMENT TO THE 1994 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors adopted on March 6, 1997, subject to approval by the stockholders, an amendment (the "1997 Amendment") to the Company's 1994 Employee Stock Option Plan (the "1994 Employee Plan"). The 1997 Amendment increases by a total of 1,000,000 the number of shares of the Company's Class A Common Stock reserved for issuance under the 1994 Employee Plan. The Company has in the past used, and intends in the future to use, stock options as an incentive device to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhance the Company's ability to attract and retain needed personnel. As of March 31, 1997, options to purchase an aggregate of 121,554 shares of Class A Common Stock had been exercised under the 1994 Employee Plan, and options to purchase 1,518,930 shares of Class A Common Stock were outstanding under the 1994 Employee Plan. Accordingly, no shares remained available for future grants under the 1994 Employee Plan as of such date.

     Under the terms of the 1994 Employee Plan, the Company is authorized to grant stock options that qualify as incentive stock options ("ISOs") under
Section 422 of the Code and non-qualified stock options ("NQSOs") to salaried officers and other key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries, for up to an aggregate of 2,000,000 shares of Class A Common Stock. The following summary of certain features of the 1994 Employee Plan is qualified in its entirety by reference to the full text of the 1994 Employee Plan, a copy of which will be furnished to any stockholder, upon written request of such stockholder directed to Mr. James Stokes Hatch, Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.


Summary of the 1994 Employee Plan and the 1997 Amendment

     General. The 1994 Employee Plan permits the Company to grant ISOs and NQSOs to salaried officers and other key employees. The 1994 Employee Plan terminates on January 1, 2004 and no options may be granted after the termination date. The 1994 Employee Plan covers a maximum of 2,000,000 shares of Class A Common Stock, which will be increased to a total of 3,000,000 shares if the 1997 Amendment is approved (subject to share adjustments as described below), which may be either authorized and unissued shares of Class A Common Stock or shares held in the Company's treasury. When an option lapses, expires, terminates or is forfeited, the related shares of Class A Common Stock may be available for distribution in connection with future options. Adjustments may be made in the number of shares reserved under the 1994 Employee Plan, in the option price and in the number of shares subject to stock options, in the event of a merger, reorganization, consolidation, recapitalization or stock dividend, and in the event of certain other changes described in the 1994 Employee Plan or any other changes in the Company's corporate structure that affect the Class A Common Stock or has an effect similar to any of the foregoing. No employee may be granted options covering, in the aggregate, more than 100,000 shares of Class A Common Stock in any fiscal year of the Company (subject to adjustment as provided above).

     Because grants under the 1994 Employee Plan are discretionary, the Company cannot now determine the number of options to be received by any particular current executive officer, by all current executive officers as a group or by non-executive officer employees or directors as a group. The number of such options and awards shall be determined by the Compensation Committee, pursuant to the terms of the 1994 Employee Plan. It is currently estimated that there are 40 employees eligible to participate in the 1994 Employee Plan. For information concerning the ownership of options by the Named Executive Officers, see "Executive Compensation" above.

     Administration. The 1994 Employee Plan is administered by the Compensation Committee. The Compensation Committee is comprised of directors who are disinterested persons within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has the sole and complete discretion, subject to the terms of the 1994 Employee Plan, to (i) select the individuals from among the eligible employees of the Company and its subsidiaries to whom options may be granted, (ii) determine the type of options to be granted and the terms and conditions of any options granted, and (iii) determine the number of shares of common stock subject to each option granted. In addition, the Compensation Committee is authorized to interpret the 1994 Employee Plan, to make and rescind rules and regulations related thereto, and to make all determinations necessary or advisable for the administration of the 1994 Employee Plan.

     Stock Options. Stock options granted under the 1994 Employee Plan may be either ISOs or NQSOs. The aggregate fair market value (determined as of the time of the grant of an ISO) of the Class A Common Stock with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Plan and any other stock option plan of the Company may not exceed $100,000.

     The exercise price for stock options shall be determined by the Compensation Committee and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On June 13, 1997, the closing sale price of the Class A Common Stock, as reported by Nasdaq, was $_____ per share.

     The Compensation Committee is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee; provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto.

     Stock options may be exercised by an optionee in whole or in part by giving notice to the Company and the exercise price therefor may be paid by delivering cash or shares of unrestricted common stock having a fair market value equal to the cash exercise price of the options being exercised. Optionees may also utilize a cashless exercise feature which will enable them to exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds. Options granted under the 1994 Employee Plan may also provide for the option holder to receive an additional option (the "Reload Option") to purchase the number of shares tendered by an optionee in exercising a stock option. The exercise price of the Reload Option shall equal the fair market value of the Class A Common Stock on the date of the grant of the Reload Option.

     Stock  options  are  nontransferable  other  than by will or by the laws of
descent  and  distribution,   and  stock  options  are  exercisable  during  the
optionee's lifetime only by the optionee.

     Change of Control. In the event of a "Change of Control," as defined in the 1994 Employee Plan, all options outstanding shall be immediately and fully exercisable and shall become fully vested.

     Amendments. The Board of Directors may terminate, suspend or amend the 1994 Employee Plan, provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Board may not, without the approval of stockholders (i) increase the maximum number of shares which may be issued pursuant to the provisions of the 1994 Employee Plan, (ii) change the class of individuals eligible to receive options under the 1994 Employee Plan, (iii) materially increase the benefits accruing to participants under the 1994 Employee Plan, or (iv) extend the term of the 1994 Employee Plan.

     Withholding Taxes. The 1994 Employee Plan provides that the Company may deduct from any distribution to an employee an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.


Federal Income Tax Consequences

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

     Incentive Stock Options. No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted, and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

     If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of:
(i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. However, if a person required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person") exercises an option within six months of the date of grant, the amount of taxable ordinary income recognized (and the amount of the Company's income tax deduction) will be equal to the lesser of (i) the fair market value of the stock on the date that is six months after the date of grant minus the option price, or (ii) the amount realized on disposition minus the option price. Any additional gain would be treated as either long-term or short-term capital gain, depending on whether or not the stock is held by an employee for at least one year prior to sale or disposition. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

     The amount by which the fair market value of shares received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation which is subject to withholding.

     Non-Qualified Stock Options. With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. If a Reporting Person exercises an option within six months of the date of grant, no income will be recognized by the optionee until six months have expired from the date the option was granted, and the income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of grant, unless the optionee makes an election under Section 83(b) of the Code to have the difference between the option exercise price and fair market value of the purchased shares at the time of exercise recognized as ordinary income as of the time of exercise. The Company will be entitled to an income tax deduction in the amount and at the time that the employee recognizes ordinary income with respect to the exercise of the option.

     Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the 1994 Employee Plan qualify as "performance-based" compensation under Section 162(m).


Recommendation and Vote

     An affirmative vote of the holders of a majority of shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 1997 Amendment. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" approval of the 1997 Amendment.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the 1997 Amendment.



              4. APPROVAL OF THE 1996 PERFORMANCE STOCK OPTION PLAN

     The Board of Directors adopted on September 5, 1996, subject to approval by the stockholders, the 1996 Performance Stock Option Plan (the "Performance Plan"). The Performance Plan reserves 800,000 shares of Class A Common Stock to be granted to employees of the Company or any of its subsidiaries, consultants and others to purchase shares of the Company's Class A Common Stock. The Performance Plan is designed to enable the Company to attract and retain the best available personnel, to provide additional incentive to employees, consultants and others, to promote the success of the Company and reward those who are contributing to the success of the Company as it commercializes its technology.

     Under the terms of the Performance Plan, the Company is authorized to grant options that qualify as incentive stock options or ISOs under Section 422 of the Internal Revenue Code and non-qualified options or NQSOs to employees of the Company or any of its subsidiaries, to consultants and others to purchase shares of the Company's capital stock. The options pursuant to the Performance Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services. The following summary of certain features of the Performance Plan is qualified in its entirety by reference to the full text of the Performance Plan, a copy of which will be furnished to any stockholder, upon written request of such stockholder directed to Mr. James Stokes Hatch, Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.


Summary of the Performance Plan

     General. The Performance Plan permits the Company to grant ISOs and NQSOs to employees, consultants and others. The Performance Plan terminates at the close of business on the tenth anniversary of the grant of an option, unless sooner terminated by action of the Compensation Committee, or the Board of Directors if there is no Compensation Committee. The Performance Plan covers a maximum of 800,000 shares of the authorized Class A Common Stock, which may be either authorized and unissued shares of Class A Common Stock or shares of Class A Common Stock held in the Company's treasury, or both, at the discretion of the Company. When any outstanding option or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire option, the related shares of Class A Common Stock may be available for distribution in connection with other options granted under the Performance Plan. Adjustments may be made in the number of shares reserved under the Performance Plan, in the option price and in the number of shares subject to stock options and shares of the Company may be appropriately substituted for new shares in the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division, sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing.

     Because grants under the Performance Plan are discretionary, the Company cannot now determine the number of options to be received by any particular person. The number of such options shall be determined by the Compensation Committee, or the Board of Directors if there is no Compensation Committee, pursuant to the terms of the Performance Plan. It is currently estimated that 10 employees are eligible to participate in the Performance Plan.

     Administration. The Performance Plan is administered by the Compensation Committee, or the Board of Directors if there is no Compensation Committee. The Compensation Committee is comprised of no fewer than two members of the Board of Directors, who are disinterested persons within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee has the sole and complete discretion, subject to the terms of the Performance Plan, to (i) select employees of the Company, consultants, and others as recipients of options; (ii) determine the number and type of options to be granted; (iii) determine the terms and conditions of any options granted; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Performance Plan as it shall deem advisable; (v) interpret the terms and provisions of the Performance Plan and any option granted and any agreements relating thereto; and
(vi) otherwise supervise the administration of the Performance Plan.

     Stock Options. Stock options granted under the Performance Plan may be either ISOs or NQSOs. If the aggregate fair market value (determined as of the time of the grant of an ISO) of shares with respect to which ISOs are exercisable for the first time by a single optionee during any calendar year under the Performance Plan and any other stock option plan of the Company and any parent or any subsidiary of the Company exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as NQSOs.

     The exercise price for stock options shall be determined by the Compensation Committee, or the Board of Directors if there is no Compensation Committee, and shall be set forth in an option agreement entered into with the optionee, provided, however, that the exercise price for an option shall not be less than the fair market value of a share of Class A Common Stock on the date of grant (110% in the case of an ISO granted to a 10% or more stockholder). On June 13, 1997, the closing sale price of the Class A Common Stock, as reported by Nasdaq, was $________ per share.

     The Compensation Committee is to specify the time or times at which such options will be exercisable, except that the termination date for any stock option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder). Options may be exercised within three months following the retirement of an optionee and within twelve months following the death or disability of an optionee, provided, that no option may be exercised following the period of exercisability set forth in the agreement related thereto. Except as otherwise determined by the Compensation Committee if an optionee voluntarily terminates his or her employment, or is discharged, any option granted under the Performance Plan shall be canceled and the optionee shall have no further rights to exercise any such option and all of the optionee's rights shall terminate as of the effective date of such termination of employment.

     Stock options may be exercised by an optionee in whole or in part by giving written notice to the Secretary of the Company and the exercise price therefor may be paid by delivering cash or shares of unrestricted Class A Common Stock having a fair market value equal to the cash exercise price of the options being exercised. If the Company in its sole discretion establishes other cashless exercise features optionees may also exercise their options without a concurrent payment of the option price, provided that the purchased option shares are immediately sold by a designated broker and the option price is paid directly to the Company out of the sale proceeds.

     Stock  options  are  nontransferable  other  than by will or by the laws of
descent  and  distribution,   and  stock  options  are  exercisable  during  the
optionee's lifetime only by the optionee.

     Change of Control. In the event of a "Change of Control," as defined in the Performance Plan, all options outstanding shall be immediately and fully exercisable during the remaining term thereof, shall become fully vested and shall remain so, whether or not the optionee to whom such options have been granted remains an employee of the company or its subsidiaries.

     Amendments. The Compensation Committee may terminate, suspend or amend the Performance Plan, provided that such amendment, suspension, or termination may not affect the validity of the then outstanding options, and provided further that the Compensation Committee may not, without the approval of stockholders
(i) increase the total number of shares which may be issued under the Performance Plan, (ii) modify the provisions of the Performance Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Performance Plan, or (iv) extend the maximum period of the Performance Plan.

     Withholding Taxes. The Performance Plan provides that the Company may deduct from any distribution to an employee, consultant or other an amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld.


Federal Income Tax Consequences

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to individual participants.

     Incentive Stock Options. No regular income tax consequences result from the grant of an ISO or the exercise of an ISO by the employee, provided the employee continues to hold the stock acquired on the exercise of an ISO for the requisite holding periods described below. The employee will be taxed only upon the sale or disposition of the stock acquired under an ISO and the gain recognized at that time will be long-term capital gain. The holding period requirements necessary for ISO treatment are as follows: (i) such shares may not be disposed of within two years from the date the ISO is granted, and (ii) such shares must be held for at least one year from the date the shares are transferred to the employee upon the exercise of the ISO. In addition, to receive ISO treatment, the option holder generally must be an employee of the Company or a subsidiary of the Company from the date the stock option is granted until three months before the date of exercise.

     If an employee disposes of stock acquired upon exercise of an ISO before expiration of the applicable holding periods, the employee will be taxed at ordinary income tax rates on the date of disposition measured by the lesser of:
(i) the fair market value of the stock on the date of exercise of the ISO minus the option price or (ii) the amount realized on disposition minus the option price, and the Company will receive a corresponding income tax deduction. However, if a person required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person") exercises an option within six months of the date of grant, the amount of taxable ordinary income recognized (and the amount of the Company's income tax deduction) will be equal to the lesser of (i) the fair market value of the stock on the date that is six months after the date of grant minus the option price, or (ii) the amount realized on disposition minus the option price. Any additional gain would be treated as either long-term or short-term capital gain, depending on whether or not the stock is held by an employee for at least one year prior to sale or disposition. In the case of a sale where a loss, if sustained, would be recognized, the amount of the optionee's income, and the amount of the Company's corresponding expense deduction, will not exceed the difference between the sale price and the adjusted basis of the shares.

     The amount by which the fair market value of shares received upon exercise of an ISO exceeds the option price constitutes an item of tax preference that may be subject to the alternative minimum tax. If an employee is subject to the alternative minimum tax as a result of the exercise of an ISO, for purposes of calculating the gain on a disposition of the stock solely for purposes of the alternative minimum tax, the amount treated as a preference item will be added to his tax basis for the stock. Gain realized by an employee upon the disposition of stock acquired through the exercise of an ISO is taxable in the year of disposition, but such income is not subject to income tax withholding if the requisite holding periods have been satisfied. If either of the holding periods is not satisfied, however, the disposition of the stock may result in taxable income to the employee as additional compensation which is subject to withholding.

     Non-Qualified Stock Options. With regard to NQSOs, the employee will recognize ordinary income at the time of the exercise of the option in an amount equal to the difference between the exercise price and the fair market value of the shares received on the date of exercise. Such income will be subject to withholding. When the employee disposes of shares acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received upon sale is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. If a Reporting Person exercises an option within six months of the date of grant, no income will be recognized by the optionee until six months have expired from the date the option was granted, and the income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of grant, unless the optionee makes an election under Section 83(b) of the Code to have the difference between the option exercise price and fair market value of the purchased shares at the time of exercise recognized as ordinary income as of the time of exercise. The Company will be entitled to an income tax deduction in the amount and at the time that the employee recognizes ordinary income with respect to the exercise of the option.

     Section 162(m) of the Code generally prohibits the Company from deducting compensation of a "covered employee" to the extent the compensation exceeds $1,000,000 per year. For this purpose, "covered employee" means the chief executive officer of the Company and the four other highest compensated officers of the Company. Certain performance-based compensation (including, under certain circumstances, stock option compensation) will not be subject to, and will be disregarded in applying, the $1,000,000 deduction limitation. It is the Company's intention that options granted under the Performance Plan qualify as "performance-based" compensation under Section 162(m).


Recommendation and Vote

     An affirmative vote of the holders of a majority of shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Performance Plan. Grants made prior to such stockholder approval shall be contingent on such approval. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" approval of the Performance Plan.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the Performance Plan.




5. APPROVAL OF ISSUANCE TO THE HOLDER OF THE OUTSTANDING SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK AND SERIES D CONVERTIBLE PREFERRED STOCK THAT NUMBER OF SHARES OF CLASS A COMMON STOCK THAT EQUALS OR EXCEEDS 20% OF THE NUMBER OF OUTSTANDING COMMON STOCK OF THE COMPANY AS AT EITHER DECEMBER 27, 1996 OR MAY 30, 1997.

     The Board of Directors recommends that the stockholders approve a proposal to permit the issuance of that number of shares of Class A Common Stock, which shall constitute 20% or more of the Company's outstanding common stock, to the holders of certain convertible preferred stock issued by the Company.

     On December 27, 1996 and May 30, 1997 (the "Original Issue Dates"), the Company issued two series of convertible preferred stock, Series C Convertible Preferred Stock ("Series C Preferred Stock") and Series D Convertible Preferred Stock ("Series D Preferred Stock"), respectively, in a private transaction to a certain holder (the "Preferred Shareholder"). The Series C Preferred Stock and Series D Preferred Stock are convertible to shares of Class A Common Stock at a conversion price that is less than the market price of the Class A Common Stock. Pursuant to the certificates of designation, filed December 27, 1996 for the Series C Preferred Stock and May 30, 1997 for the Series D Preferred Stock, which are materially the same (the "Certificates of Designation"), and subject to the requirements of Rule 4460(i) of the NASDAQ National Market, shareholder approval is required if the total number of shares of the Class A Common Stock issuable upon conversion of the Series C Preferred Stock and the Series D Preferred Stock equals or exceeds 20% of the outstanding common stock as at either of the Original Issue Dates.

     Pursuant to the Certificates of Designation, if shareholder approval is not granted prior to such time when the Preferred Shareholder shall be able to convert its Series C Preferred Stock and Series D Preferred Stock into that number of shares of Class A Common Stock equal to, or greater than, 20% of the number of shares of common stock outstanding at either of the Original Issue Dates, the Company may be required to redeem that number of unconverted shares of Series C Preferred Stock and Series D Preferred Stock at a premium from legally available capital (the "Redemption"). The Certificates of Designation provide that the Preferred Stockholder has the option to demand either the Redemption or that the Company submit a proposal to the shareholders to approve the issuance of that number of shares of Class A Common Stock to the Preferred Stockholder upon conversion of the remaining shares of Series C Preferred Stock and Series D Preferred Stock that would equal or exceed 20% of the number of shares of common stock outstanding as at either of the Original Issue Dates.

     An affirmative vote of a majority of the total votes cast on this proposal by the holders of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the proposal to permit the issuance of that number of shares of Class A Common Stock issuable upon the conversion of Series C Preferred Stock or Series D Preferred Stock that would equal or exceed 20% of the number of Shares of Common Stock outstanding as at either December 27, 1996 or May 30, 1997 to the Preferred Stockholder.

     The Board of Directors recommends that the shareholders vote "FOR" this proposal.




             6. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to act as the Company's independent auditors for the year ending December 31, 1997, subject to the ratification of such appointment by the stockholders at the Annual Meeting. If no direction is given to the contrary, all proxies received by the Board of Directors will be voted "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1997.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

     The Board of Directors recommends that the stockholders vote "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year.





                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which may come before the Annual Meeting. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to any such matters, and the persons named in the accompanying proxy intend to vote in accordance with their best judgment on such matters.

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, without any additional compensation, may solicit proxies by mail, telephone or personal contact. Kissel-Blake Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $12,000 plus reasonable out-of-pocket expenses. The Company will, upon request, reimburse brokerage houses and other nominees for their reasonable expenses in sending proxy materials to their principals.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission are incorporated by reference in this Proxy Statement:

     (a) Annual Report on Form 10-K, as amended, of the Company for the year ended December 31, 1997; and

     (b) Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 1997.

     All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing thereof. Any statement contained in a document incorporated or deemed incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Proxy Statement.

     This Proxy Statement incorporates by reference documents which are not presented herein or delivered herewith. Copies of these documents (other than certain exhibits to such documents) are available to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered, without charge, upon written or oral request. Requests should be directed to Wave
Systems Corp., James Stokes Hatch, Secretary, 480 Pleasant Street, Lee, Massachusetts 01238.



                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials for the 1997 Annual Meeting should be addressed to the Company's Secretary, 480 Pleasant Street, Lee, Massachusetts 01238 and must be received no later than December 31, 1997.

                                            By Order of the Board of Directors,




                                            James Stokes Hatch
                                            Secretary

New York, New York
June __, 1997

                                      PROXY
                               Wave Systems Corp.

          For Annual Meeting of the Shareholders Of Wave Systems Corp.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Peter J. Sprague, and John E. Bagalay, Jr., and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of the Company, 540 Madison Avenue, New York, New York, on Thursday, July 17, 1997 commencing at 4:00 PM and at any adjournments thereof.

1. FOR Election of directors: Peter J. Sprague, John E. Bagalay, Jr., Philippe Bertin, George Gilder, John E. McConnaughy, Jr. and Gene W. Ray. Except vote withheld from following nominee(s) listed in space at right:

--------------------------------------------------------------------------------
                  NOT FOR Election of directors.

2.                FOR       AGAINST       ABSTAIN      Proposal  to  approve  an
Amendment to the Restated Certificate of Incorporation of the Company to increase the number of shares of Class A Common Stock that the Company shall have authority to issue from 25 million to 50 million shares.

3.                FOR       AGAINST       ABSTAIN      Proposal   to  amend  the
Company's 1994 Employee Stock Option Plan to increase the number of shares of Class A Common Stock reserved for issuance thereunder by 1,000,000 shares.

4.                FOR       AGAINST       ABSTAIN      Proposal  to  approve the
Company's  1996  Performance Stock Option Plan;

5.                FOR       AGAINST       ABSTAIN      Proposal  to issue to the
holder of the outstanding shares of the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock that number of shares of Class A Common Stock that equals or exceeds 20 % of that number of shares of outstanding common stock of the Company as at December 27, 1996 or May 30, 1997.

6.                FOR       AGAINST       ABSTAIN      Proposal  to  ratify  the
appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1997.

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be valid in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1,2,3,4,5 and 6.

Dated:  ____________, 1997


                                                  ------------------------------
                                                              Signature


NOTE: This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. For joint accounts, each owner should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer.